SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 17, 2003

Commission File Number 0-16986

ACCLAIM ENTERTAINMENT, INC.
(Exact name of the registrant as specified in its charter)

Delaware	38-2698904
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

One Acclaim Plaza, Glen Cove, New York	11542
(Address of principal executive offices)	(Zip Code)

(516) 656-5000
(Registrant’s telephone number)

ITEM 5.    OTHER EVENTS

On January 17, 2003, Acclaim Entertainment, Inc. (the “Registrant”), announced that Edmond Sanctis has resigned as President and Chief Operating Officer of the Registrant’s North American Operations. The press release issued by the Registrant on January 17, 2003 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCLAIM ENTERTAINMENT, INC.

Date: January 17, 2003	By:	/S/ GERARD F. AGOGLIA

Name: Gerard F. Agoglia Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Acclaim Entertainment, Inc. Press Release, dated January 17, 2003.

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